SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

Form 8-K

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

____________________

Thursday, August 16, 2001
(Date of report)

EMS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Georgia	58-1035424
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

660 Engineering Drive

Norcross, Georgia 30092

(770) 263-9200

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5. Other Events

This Report on Form 8-K is being filed by the registrant to update, restate and supplement the statement of Risk Factors previously filed by the registrant in Item 1 of its Annual Report on Form 10-K for the year ended December 31, 2000.

RISK FACTORS

The business operations of EMS Technologies, Inc. involve significant risks and uncertainties that could adversely affect its financial condition, results of operations, and future development. In addition to domestic economic conditions, which can change unexpectedly and generally affect U.S. businesses, these risks and uncertainties include the following:

Competing technology could be superior to ours, and could cause customer orders and revenues to decline.

The markets in which we compete are very sensitive to technological advances. As a result, technological developments by competitors can cause our products to be less desirable to customers, or even to become obsolete. Those developments could cause our customer orders to diminish, which would have an adverse impact on our revenues and could cause the market value of our shares to decline.

Our competitors' marketing and pricing strategies could make their products more attractive than ours. This could cause reductions in customer orders or profits.

We operate in highly competitive technology markets. Our competition may pursue aggressive marketing strategies, such as significant price discounting. These competitive activities could cause our customers to purchase our competitors' products rather than ours and reduce our sales and profit margins below expected levels.

If our customers fail to find adequate funding for major potential programs, our sales could decline

Major communications infrastructure programs, such as proposed satellite communications systems or PCS/cellular systems for large urban areas, are important sources of our current and planned future revenues. We also participate in a number of large defense programs. Programs of these types cannot proceed unless the customer can raise adequate funds, from either governmental or private sources. As a result, our expected revenues can be adversely affected by political developments or by conditions in private capital markets. They can also be adversely affected if private capital markets are not receptive to a customer's proposed business plans.

Slow public acceptance of new communications systems could limit purchases by our customers

Construction and expansion of new communications systems depend on public demand for the new services. As a result, growth rates in our revenues from wireless infrastructure products and proposed high-speed satellite communications systems are likely to be heavily affected by the timing and extent of public willingness to buy mobile and/or broadband communications services. If public acceptance of the new systems does not develop as expected, our customers may not place the orders we expect and our revenues could fall short of expectations.

Among the factors that could affect the growth of markets for new wireless communications systems is the potential concern about alleged health risks relating to radio frequency (RF) emissions. Media reports and some studies have suggested that RF emissions from wireless handsets and cell sites may be associated with various health problems, including cancer, and may interfere with electronic medical devices, including hearing aids and pacemakers. In addition, lawsuits have been filed against participants in the wireless industry alleging various adverse health consequences as a result of wireless equipment emissions. Additional studies of radio frequency emissions are ongoing. Consumers may be discouraged from purchasing new wireless services if consumers' health concerns over radio frequency emissions increase. In addition, concerns over RF emissions could lead government authorities to increase restrictions on the location and operation of wireless-related hardware, or could result in wireless companies being held liable for costs or damages associated with these concerns.

We often encounter technical problems, which can cause delays, added costs, lost sales, and liability to customers

Technical difficulties can cause delays and additional costs in our technology development efforts. We are particularly exposed to this risk in new product development efforts, and in fixed-price contracts on technically advanced programs that require novel approaches and solutions. Technical difficulties could cause us to miss expected delivery dates for new product offerings, which could cause customer orders to fall short of expectations. Our products may perform mission-critical functions in space applications. If we experience technical problems and are unable to adhere to a customer's schedule, the customer could experience costly launch delays or re-procurements from other vendors. The customer may then be contractually entitled to substantial financial damages from us.

Our transitions to new product offerings can be costly and disruptive, and could adversely affect our revenues or profitability.

Because our businesses involve constant efforts to improve existing technology, we regularly introduce new generations of products. During these transitions, customers may reduce purchases of older equipment more rapidly than we expect, or may choose not to migrate to our new products, which can cause lower revenues and excessive inventories. In addition, product transitions create uncertainty about both production costs and customer acceptance. These potential problems are generally more severe if our product introduction schedule is delayed by technical development problems. These problems could cause our revenues or profitability to be less than expected.

Our products may unexpectedly infringe third party patents, which could cause us to have substantial liability to our customers or the patent owners.

As we regularly develop and introduce new technology, we have a risk that our new products or manufacturing techniques infringe patents held or currently being processed by others. The U.S. Patent Office does not publish patents that are in process, and its processing typically takes at least two years and often even longer. Thus, we may be affected by a patent granted well after we have introduced an infringing product. In addition, questions of whether a particular product infringes a particular patent can involve significant uncertainty. As a result of these factors, third party patents may interfere with marketing plans, or may, from time to time, create significant expense to defend or pay damages on infringement claims or to respond to customer indemnification claims.

We depend on highly skilled employees, who could become unavailable.

Because our products and programs are technically sophisticated, we must attract and retain employees with advanced technical and program-management skills. Other employers also often recruit persons with these skills, both generally and in focused engineering fields. If skilled employees were to become unavailable to us, our performance obligations to our customers could be affected and our revenues could decline.

We depend on highly skilled suppliers, who may become unavailable or fail to achieve desired levels of technical performance.

In addition to our requirements for basic materials and electronic components, our advanced technological products often require sophisticated subsystems supplied or cooperatively developed by third parties. To meet those requirements, our suppliers must have specialized expertise, production skills and economies of scale. Our ability to perform according to contract requirements, or to introduce new products on the desired schedule, can be heavily dependent on our ability to identify and engage appropriate suppliers, and on the effectiveness of those suppliers in meeting our development and delivery objectives. If key suppliers were unavailable when we needed them, our ability to meet our performance obligations to our customers could be affected and our revenues could decline.

Changes in government regulations that limit the availability of radio frequency licenses or cause us to incur increased expenses could cause our revenues or profitability to decline.

Many of our products are incorporated into wireless communications systems that are regulated in the U.S. by the Federal Communications Commission (FCC) and internationally by other government agencies. Changes in government regulations could reduce the growth potential of our markets by limiting either the access to or availability of frequency spectrum. Changes in government regulations could make the competitive environment more difficult by restricting our customers' efforts to develop or introduce new technologies and products. Finally, changes in government regulations could substantially increase the difficulty and cost of compliance with government regulations by both our customers and us. All of these factors could result in reductions in our profits and revenues.

The export license process for space products has become uncertain, increasing the chance that we may not obtain required export licenses in a timely or cost-effective manner.

As a result of 1998 legislation, products for use on commercial satellites are included on the U.S. Munitions List and are subject to State Department licensing requirements. The licensing process is time-consuming, and political considerations can increase the time and difficulty of obtaining licenses for export of technically advanced products. The license process may prevent particular sales, and in general has created schedule uncertainties that are encouraging foreign customers, such as those in Western Europe, to develop internal or other foreign sources rather than use U.S. suppliers. If we are unable to obtain required export licenses when we expect them or at the costs we expect, our revenues and profits could be harmed.

Export controls on space technology restrict our ability to hold technical discussions with customers, suppliers and internal engineering resources, which could reduce our ability to obtain sales from foreign customers or to perform contracts with the desired level of efficiency or profitability.

U.S. export controls severely limit unlicensed technical discussions with any persons who are not U.S. citizens. As a result, we are restricted in our ability to hold technical discussions between U.S. personnel and current or prospective non-U.S. customers or suppliers, between Canadian personnel and current or prospective U.S. customers or suppliers, and between U.S. employees and non-U.S. (including Canadian) employees. These restrictions reduce our ability to win cross-border space work, to utilize cross-border supply sources, to deploy technical expertise in the most effective manner, and to pursue cooperative development programs involving our U.S. and Canadian space facilities.

Economic or political conditions in other countries could cause our revenues or profitability to decline.

International sales significantly affect our financial performance. Almost $60 million in revenues for fiscal 2000, or 22% of consolidated revenues, were derived from customers residing outside of North America. Adverse economic conditions in our customers' countries, mainly in Western Europe, Latin America and the Pacific Rim, have affected us in the past, and could adversely affect future international revenues in all of our businesses, especially from our wireless local-area network and PCS/cellular infrastructure businesses. Unfavorable currency exchange rate movements could result in foreign exchange losses, or could adversely affect the marketability of our products by increasing the local-currency cost. In addition to these economic factors directly related to our markets, there are also inherent risks and uncertainties with doing business internationally that could have an adverse affect on us, such as potential adverse effects from changes in foreign income tax laws, as well as unfavorable changes in laws and regulations governing a broad range of business concerns, including proprietary rights, legal liability, and employee relations. All of these factors could cause significant harm to our revenues or profitability.

The level and profitability of our sales in certain markets depend on the availability and performance of other companies with which we have marketing relationships.

In the healthcare, mobile satellite communications, and transportation markets, we do not have established distribution channels. Rather, we are seeking to develop marketing relationships with other companies that have, for example, specialized software and established customer service systems. In other markets, such as wireless local-area networks, a major element of our distribution channels is a network of value-added retailers and independent distributors. If we are unable to identify and structure effective relationships with other companies that are able to market our products, our revenues could fail to grow as well as we expect them to grow.

Customer orders in backlog may not result in sales.

Our order backlog represents firm orders for products and services. Our customers may cancel or defer orders for wireless products, in most cases, without penalty. Cancellation or deferral of an order in our Space & Technology business typically involves penalties and termination charges for costs incurred to date, but these termination penalties would still be considerably less that what we would have expected to earn if the order could have been completed. We make management decisions based on our backlog, including hiring of personnel, purchase of materials, and other matters that may increase our production capabilities and costs. Cancellations, delays or reductions of orders could adversely affect our results or operations and financial condition.

Our business and revenue growth could be limited by our inability to obtain additional financing.

Our current cash and available credit facilities are not large enough to finance either potential growth in certain business areas, or synergistic acquisitions to complement our technical and product capabilities. We may not be able to secure sufficient additional credit or other financing, on acceptable terms, to support our growth objectives.

We may not effectively manage possible future growth, which could result in reduced earnings.

Historically, we have experienced broad fluctuations in demand for our products and services. These changes in demand have depended on many factors and have been difficult to predict. In recent years, there has been a general growth trend in our businesses, as well as increasing complexity in the technologies and applications involved. These changes in our businesses place significant demands on our management personnel and our management systems for information, planning and control. If we are to achieve further strong growth on a profitable basis, our management must identify and exploit potential market opportunities for our products and technologies, while continuing to manage our current businesses effectively. Furthermore, our management systems will have to support the changes to our operations resulting from our business growth.

We may make acquisitions and investments that could adversely affect our business.

To support future growth, we may continue in the future to make acquisitions of and investments in businesses, products and technologies that could complement or expand our businesses. However, if we should be unable to successfully negotiate with a potential acquisition candidate, finance the acquisition, or effectively integrate the acquired businesses, products or technologies into our existing business and products, we could be adversely affected. Furthermore, to complete future acquisitions, we may issue equity securities, incur debt, assume contingent liabilities or have amortization expenses and writedowns of acquired assets, which could cause our earnings per share to decline.

In addition to risks and uncertainties related to our operations, there are investment risks that could adversely affect the potential return to an investor in our common stock, which therefore could adversely affect our ability to raise capital for financing future operations:

Our quarterly results are volatile and difficult to predict. If our quarterly performance results fall short of market expectations, the market value of our shares may decline.

The quarterly earnings contributions of some of our product lines are heavily dependent on customer orders or product shipments in the final weeks or days of the quarter. This can create volatility in quarterly results, and hinders our ability to determine in advance whether quarterly earnings will meet prevailing analyst expectations. The market price for our shares is likely to be adversely affected by poor quarterly earnings results.

Our share price may fluctuate significantly, and an investor may not be able to sell our shares at a price that would yield a favorable return on investment.

The market price of our stock will fluctuate in the future, and such fluctuations could be substantial. Price fluctuations may occur in response to a variety of factors, including:

  Actual or anticipated operating results;

  Announcements of technological innovations, new products or new contracts by us, our customers, our competitors or our customers' competitors;

  Government regulatory action;

  Developments with respect to wireless and satellite communications; and

  General market conditions.

In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices for the stocks of technology companies and that have often been unrelated to the operating performance of particular companies.

Future sales of our common stock may cause our stock price to decline.

Our outstanding shares are freely tradable without restriction or further registration, and shares reserved for issuance upon exercise of stock options will also be freely tradable upon issuance. Sales of substantial amounts of common stock by our shareholders, including those who have acquired a significant number of shares in 2001 in connection with business acquisitions or private investments, or even the potential for such sales, may depress the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Norcross, State of Georgia, on August 16, 2001.

EMS TECHNOLOGIES, INC.
Date:	August 16, 2001	By:	/s/	William S. Jacobs
William S. Jacobs
Vice President